UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive
offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

Item 7.01. Regulation FD Disclosure.
     On August 28, 2006, Western Refining, Inc. (the “Company”) issued a press release in which it announced that it had entered into an Agreement and Plan of Merger with Giant Industries, Inc., and New Acquisition Corporation, a wholly owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1.
     On August 28, 2006, the Company held a conference call to discuss the proposed merger and related matters. A copy of the slide presentation from that conference call is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
99.1*	Press Release dated August 28, 2006

99.2*	Slide Presentation dated August 28, 2006.

*	Filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Chief Administrative Officer
Dated: August 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated August 28, 2006

99.2*	Slide Presentation dated August 28, 2006.

*	Filed herewith